Exhibit 10.24
Execution Draft February 1, 2006
Manufacturing Services Agreement
Between
Patheon Pharmaceuticals Inc.
and
Somaxon Pharmaceuticals, Inc.
February 1, 2006
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Table of Contents

ARTICLE 1. INTERPRETATION		1

1.1	Definitions	1
1.2	Currency	6
1.3	Sections and Headings	6
1.4	Singular Terms	6
1.5	Schedules	6

ARTICLE 2. PATHEON’S MANUFACTURING SERVICES		7

2.1	Manufacturing Services	7
2.2	Standard of Performance	9

ARTICLE 3. CLIENT’S OBLIGATIONS		9

3.1	Payment	9

ARTICLE 4. CONVERSION FEES AND COMPONENT COSTS		9

4.1	[***] Pricing	9
4.2	Price Adjustments - Subsequent Years’ Pricing	9
4.3	Mid-Year Pricing	10
4.4	Fee Adjustment Procedure	11
4.5	Adjustments Due to Technical Changes	11
4.6	Multi-Country Packaging Requirements	11

ARTICLE 5. ORDERS, SHIPMENT, INVOICING, PAYMENT		12

5.1	Orders and Forecasts	12
5.2	Reliance by Patheon	12
5.3	Minimum Orders	13
5.4	Shipments	13
5.5	Invoices and Payment	14

ARTICLE 6. PRODUCT CLAIMS; RECALLS; ADVERSE EVENTS		15

6.1	Product Claims	15
6.2	Product Recalls and Returns	16
6.3	Disposition of Defective or Recalled Products	17
6.4	Customer Questions and Complaints	18
6.5	Adverse Event Reporting	18

ARTICLE 7. CO-OPERATION		18

7.1	Quarterly Review	18
7.2	Communication with Governmental Agencies	18
7.3	Records and Accounting by Patheon	19

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7.4	Client’s Inspection of Reports and Records	19
7.5	Client’s Access to Manufacturing Site	19
7.6	Government Inspection	19
7.7	Reports	20
7.8	Validation and FDA Filings	20

ARTICLE 8. TERM AND TERMINATION		22

8.1	Initial Term	22
8.2	Termination for Cause	22
8.3	Product Partnering	22
8.4	Product Discontinuation	23
8.5	Obligations on Termination	23

ARTICLE 9. REPRESENTATIONS, WARRANTIES AND COVENANTS		25

9.1	Each Party	25
9.2	Client Warranties	25
9.3	Patheon Warranties	26
9.4	Debarred Persons	27
9.5	Permits	27
9.6	Compliance with Laws	28
9.7	No Other Warranty	28

ARTICLE 10. REMEDIES AND INDEMNITIES		28

10.1	Consequential Damages	28
10.2	Limitation of Liability	28
10.3	Patheon	29
10.4	Client	30
10.5	Indemnification Procedure	30

ARTICLE 11. CONFIDENTIALITY		31

11.1	Confidentiality	31
11.2	Exceptions	32
11.3	Authorized Disclosure	32
11.4	Return of Confidential Information	33
11.5	Equitable Relief	33

ARTICLE 12. DISPUTE RESOLUTION		33

12.1	Commercial Disputes	33
12.2	Technical Dispute Resolution	34

ARTICLE 13. MISCELLANEOUS		34

13.1	Inventions	34
13.2	Intellectual Property	35
13.3	Insurance	35

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13.4	Independent Contractors	36
13.5	Trademarks	36
13.6	No Waiver	36
13.7	Assignment	36
13.8	Force Majeure	37
13.9	Additional Product	37
13.10	Notices	37
13.11	Severability	38
13.12	Entire Agreement	39
13.13	Other Terms	39
13.14	No Third Party Benefit or Right	39
13.15	Execution in Counterparts	39
13.16	Governing Law	39

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MANUFACTURING SERVICES AGREEMENT
          THIS MANUFACTURING SERVICES AGREEMENT (the “Agreement”) made as of the 1st day of February 2006.
B E T W E E N:

PATHEON PHARMACEUTICALS INC.,
a corporation existing under the laws of Delaware,

(hereinafter referred to as “Patheon”),
- and -

SOMAXON PHARMACEUTICALS, INC.,
a corporation existing under the laws of Delaware,

(hereinafter referred to as the “Client”).
          THIS AGREEMENT WITNESSES THAT in consideration of the rights conferred and the obligations assumed herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound the parties agree as follows:
ARTICLE 1.
INTERPRETATION
1.1 Definitions. The following terms shall, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:
“Act” means the Federal Food, Drug, and Cosmetic Act, together with any regulation promulgated thereunder, including without limitation cGMPs, in each case as amended from time to time;
“Active Materials” means the materials listed on Schedule E hereto;
“Active Materials Reimbursement Value” means the value attributable to the Active Materials for certain purposes of this Agreement, as set forth in Schedule E hereto;
“ANDA” shall have the meaning ascribed thereto in Section 7.8(d);

“Adverse Experience” shall mean any side effect, injury, toxicity, sensitivity reaction, unexpected incidence, untoward medical occurrence or other adverse event or experience associated with the use of the Products, including, but not limited to, a “serious adverse event” within the meaning of 21 C.F.R. § 314.80(a), as amended from time to time;
“Affiliate” means:
(a)	a business entity which owns, directly or indirectly, a controlling interest in a party to this Agreement, by stock ownership or otherwise; or

(b)	a business entity which is controlled by a party to this Agreement, either directly or indirectly, by stock ownership or otherwise; or

(c)	a business entity, the controlling interest of which is directly or indirectly common to the majority ownership of a party to this Agreement;

(d)	For the purposes of this definition, “control” means the ownership of shares carrying at least a majority of the votes in respect of the election of the directors of a corporation;
“Agreement” shall have the meaning ascribed thereto in the preamble;
“Applicable Laws” means all Laws to the extent applicable to the subject matter of, or the performance by the parties of their respective obligations under, this Agreement, including, but not limited to, (i) with respect to Patheon, the Act and any other Laws of all jurisdictions where the Products are manufactured, and (ii) with respect to Client, the Laws of all jurisdictions where the Products are manufactured, distributed and marketed;
“Annual Report” means the annual report as described in 21 CFR, Section 314.81(b)(2);
“Annual Product Review Report” means the annual product review report as described in 21 CFR, Section 211.180(e);
“Authority” means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission or other similar body, whether federal, state, provincial, county or municipal, including, but not limited to, the FDA;
“Broader Intellectual Property Rights” shall have the meaning ascribed thereto in Section 13.1(c);

“Business Day” means a day other than a Saturday, Sunday or a day that is a statutory holiday in the State of Ohio or State of California;
“cGMPs” means current good manufacturing practices as described in Parts 210 and 211 of Title 21 of the United States’ Code of Federal Regulations, together with the latest FDA guidance documents pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time, including, but not limited to, the FDA’s Guidance for Industry, Manufacturing, Processing or Holding Active Pharmaceutical Ingredients;
“CMC” shall have the meaning ascribed thereto in Section 7.8(d);
“Certificate of Analysis” means (a) the certificate of analysis confirming the identity, strength, quality and purity of each batch of finished Product to which it pertains;
“Client” shall have the meaning ascribed thereto in the preamble;
“Commencement Date” means the first day upon which the Manufacturing Services shall commence;
“Components” means, collectively, all packaging components, raw materials and ingredients (including labels, product inserts and other labeling for the Products), required to be used in order to produce the Products in accordance with the Specifications, including the Active Materials;
“Confidential Information” shall have the meaning ascribed thereto in Section 11.1;
“Deficiency Notice” shall have the meaning ascribed thereto in Section 6.1(a);
“Disclosing Party” shall have the meaning ascribed thereto in Section 11.1;
“FCA” means free carrier, as that term is defined in INCOTERMS 2000 published by the International Chamber of Commerce;
“FDA” means the United States government agency known as the United States Food and Drug Administration, and any successor thereto;
“Firm Orders” has the meaning specified in Section 5.1(b);
“Force Majeure Event” shall have the meaning ascribed thereto in Section 13.8;
“Indemnitor” shall have the meaning ascribed thereto in Section 10.5(a);

“Indemnitee” shall have the meaning ascribed thereto in Section 10.5(a);
“Initial Term” shall have the meaning ascribed thereto in Section 8.1;
“Intellectual Property” includes, without limitation, rights in patents, patent applications, formulae, trade-marks, trade-mark applications, trade-names, Inventions, copyright and industrial designs;
“Invention” means information relating to any invention, innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which it is contained and whether or not patentable or copyrightable;
“Inventory” means all inventories of Components and work-in-process produced or held by Patheon or its Affiliates in connection with the manufacture of the Products, including, but not limited to, the Active Materials;
“Late Shipment” shall have the meaning ascribed thereto in Section 6.1(d);
“Laws” means all laws, statutes, ordinances, regulations, rules, by-laws, judgments, decrees or orders of any Authority, including, but not limited to, the Act and cGMPs;
“Manufacturing Services” means the manufacturing, quality control, quality assurance and stability testing, packaging and related activities of Patheon, as contemplated in this Agreement, required to produce Products from Active Materials and Components;
“Manufacturing Site” means the facility owned and operated by Patheon that is located at 2110 East Galbraith Road, Cincinnati, Ohio, USA 45237;
“Minimum Run Quantity” means the minimum number of batches, bottles or blisters of a Product to be produced during the same cycle of manufacturing as set forth in Schedule C hereto;
“NDA” shall have the meaning ascribed thereto in Section 7.8(d);
“Patheon” shall have the meaning ascribed thereto in the preamble;
“Patheon Manufacturing Responsibilities” means Patheon’s responsibilities and obligations with respect to the provision of Manufacturing Services as set forth in Section 2.2;

“Process Specifications” means clauses (a), (b), (c) and (d) of the definition of Specifications;
“Products” means the products listed on Schedule A hereto;
“Product Claims” shall have the meaning ascribed thereto in Section 10.2;
“Product Quality Complaint” is defined as any complaint that questions the purity, identity, potency or quality of the Product, its packaging, or labeling, or any complaint that concerns any incident that causes the Product or its labeling to be mistaken for, or applied to, another article or any bacteriological contamination, or any significant chemical, physical, or other change or deterioration in the distributed Product, or any failure of one or more distributed batches of the Product to meet the Specifications therefor.
“Quality Agreement” means the agreement entered into between the parties hereto setting out the quality assurance standards to be applicable to the Manufacturing Services provided by Patheon, attached hereto as Schedule H;
“Recall” shall have the meaning ascribed thereto in Section 6.2(a);
“Receiving Party” shall have the meaning ascribed thereto in Section 11.1;
“Short Shipment” shall have the meaning ascribed thereto in Section 6.1(d);
“Specifications” means the file, for each Product, which is approved by the Client in accordance with the procedures listed in Schedule B hereto and which contains documents relating to such Product, including, without limitation:
(a)	specifications for Active Materials and Components;

(b)	manufacturing specifications, directions and processes;

(c)	storage requirements;

(d)	all environmental, health and safety information relating to the Product including material safety data sheets;

(e)	the finished Product specifications, packaging specifications and shipping requirements for each Product, including, but not limited to, any requirements set forth in the applicable regulatory filings made with the FDA or other Authority (e.g., the NDA and/or ANDA) and provided by Client to Patheon;

all as updated, amended and revised from time to time by the Client in accordance with the terms of this Agreement;
“Technical Dispute” has the meaning specified in Section 12.2;
“Territory” shall mean (i) [***] and (ii) any additional country(ies) and/or commonwealths, territories and possessions which the Client may later designate in its sole discretion in an addendum to this Agreement; provided that the Client shall bear all incremental costs, including, but not limited to labeling costs, associated with the manufacture of the Product for such additional country(ies) and/or commonwealths, territories and possessions in amounts to be agreed by the parties;
“Third Party Rights” means the Intellectual Property of any third party;
“Year” means a calendar year, except that the first “Year” of this Agreement shall be deemed to be the period from the Commencement Date up to and including December 31, 2007;
1.2 Currency. Unless otherwise indicated, all monetary amounts are expressed in this Agreement in the lawful currency of the United States of America.
1.3 Sections and Headings.
          The division of this Agreement into Articles, Sections, subsections and Schedules and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section or Schedule refers to the specified Section or Schedule to this Agreement. In this Agreement, the terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and not to any particular part, Section, Schedule or the provision hereof.
1.4 Singular Terms.
          Except as otherwise expressly provided herein or unless the context otherwise requires, all references to the singular shall include the plural and vice versa.
1.5 Schedules.
          The following Schedules are attached to, incorporated in and form part of this Agreement:

Schedule A	-	Products
Schedule B	-	Procedure for Shipment & Acceptance of Product Specifications

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Schedule C	-	Minimum Run Quantity, Annual Volume & Fees
Schedule D	-	Stability Testing
Schedule E	-	Active Materials & Active Materials Reimbursement Value
Schedule F	-	Batch Numbering & Expiration Dates
Schedule G	-	Technical Dispute Resolution
Schedule H	-	Quality Agreement
Schedule I	-	Product Bill of Materials
ARTICLE 2.
PATHEON’S MANUFACTURING SERVICES
2.1 Manufacturing Services.
          During the term of this Agreement, Patheon shall manufacture and supply, in accordance with the provisions of this Agreement, all quantities of the Products ordered by the Client consistent with Article 5, and shall provide such Manufacturing Services for the Territory for the fees specified in Schedules C and D. The Client shall purchase at least (i) [***]% of its requirement of Products of between [***] tablets per Year; and (ii) [***]% of its requirement of Products of greater than [***] tablets per Year for sale in the Territory from Patheon pursuant to the terms of this Agreement; provided, however, that such purchase requirements shall be prorated for the first Year to the extent the first Year is less than a complete calendar year. In providing the Manufacturing Services, the Client and Patheon agree that:
          (a) Conversion of Active Materials and Components. Patheon shall convert Active Materials and Components into Products.
          (b) Quality Control and Quality Assurance. Patheon shall perform the quality control and quality assurance testing specified in the Quality Agreement. Each time Patheon ships Products to the Client, it shall provide the Client with a Certificate of Analysis that sets out the test results for each batch of Products, and that certifies that such batch has been evaluated by Patheon’s Quality Control/Quality Assurance department and that the Products comply with the Specifications.
          (c) Components. Patheon shall purchase and test all Components (with the exception of those that are supplied by the Client) at Patheon’s expense and as specified by the Specifications.
          (d) Active Materials. [***] shall purchase the Active Materials in sufficient quantities and at such times as may be necessary to provide the Manufacturing Services by Patheon hereunder. [***] shall bear the risk of loss of the Active Materials while in transit from the supplier and thereafter until incorporated into Products and deemed shipped to the Client

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under Section 5.4. Patheon shall test the Active Materials at [***] expense and as specified by the Specifications.
          (e) Stability Testing. Patheon shall conduct stability testing on the Products in accordance with the protocols set out in the Specifications for the separate fees specified in Schedule D. Patheon shall not make any changes to these testing protocols without prior written approval from the Client. In the event that any batch of Products fails stability testing, (i) Patheon shall investigate and confirm that all analytical methods have been properly applied and, if applicable, corrected, and (ii) Patheon and the Client shall jointly determine the proceedings and methods to be undertaken to investigate the causes of such failure, including which party shall bear the cost of such investigation, provided that, subject to Section 10.2, Patheon shall be liable for such costs if the failure is attributable to Patheon’s failure to provide the Manufacturing Services in accordance with the Specifications or cGMPs. Patheon will provide any and all data and results relating to the stability testing upon request by the Client.
          (f) Packaging. Patheon shall package the Products with labels, product inserts and other packaging as set out in the Specifications. The Client shall be responsible for the cost of artwork development. In addition, Patheon shall make arrangements for and implement the imprinting of batch numbers and expiration dates for each Product shipped. Such batch numbers and expiration dates shall be affixed on the Products and on the shipping carton of each Product as outlined in the Specifications and as required by cGMPs. The system used by Patheon for batch numbering and expiration dates is detailed in Schedule F hereto. The Client may, in its sole discretion, make changes to labels, product inserts and other packaging for the Products, which changes shall be submitted by the Client to all applicable Agencies and other third parties responsible for the approval of the Products. The Client shall be responsible for the cost of labeling obsolescence when changes occur. Patheon’s name shall not appear on the label or anywhere else on the Products unless: (i) required by any Laws; or (ii) Patheon and the Client expressly consent to such use of Patheon’s name in writing.
          (g) Storage. Until finished Products are shipped, Patheon shall store all such Products identifiably distinct from any other raw material and finished or filled product stocks and shall comply with all storage requirements set forth in the Specifications and all Applicable Laws, including, but not limited to, cGMPs. Patheon shall assume responsibility for any loss or damage to such finished Product while stored by Patheon.
          (h) Facility. Patheon will manufacture, test, perform quality control and package the Product at the Manufacturing Site. Patheon shall not manufacture, test, perform quality control or package any Product in any other facility without first obtaining the Client’s prior written consent.
          (i) Product Rejection for Process Failure. The parties acknowledge that at the time of execution of this Agreement the Product is in development. Prior to packaging any bulk

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finished Product, Patheon shall test each batch of bulk finished Product for compliance with the finished Product Specifications (excluding packaging-related specifications). In the event any nonconforming Product is observed in connection with such testing procedures, Patheon shall promptly suspend the packaging of the applicable batch, notify Client in writing, and consult with Client with respect to available alternatives.
          If Patheon manufactures Products in accordance with the Process Specifications and a batch or portion of a batch does not meet a finished Product Specification, [***] shall [***] for its [***], any [***], and any [***].
2.2 Standard of Performance.
          Patheon shall provide the Manufacturing Services in accordance with the Specifications, cGMPs and Applicable Laws.
ARTICLE 3.
CLIENT’S OBLIGATIONS
3.1 Payment.
          Pursuant to the terms of this Agreement, the Client shall pay Patheon for the provision of the Manufacturing Services according to the fees specified in Schedules C and D hereto (such fees being subject to adjustment in accordance with the terms hereof).
ARTICLE 4.
CONVERSION FEES AND COMPONENT COSTS
4.1 [***] Pricing.
          The fees for the Manufacturing Services (including Component costs) for the [***] are listed in Schedules C and D and the fees for the Manufacturing Services ([***]) are intended by the parties to be [***] for the [***] of this Agreement, subject to the adjustments set forth in Section 4.3.
4.2 Price Adjustments — Subsequent Years’ Pricing.
          The fees for the Manufacturing Services provided pursuant to the terms of this Agreement for any Year beginning after the [***] Year under this Agreement shall be determined in accordance with the following:
          (a) Manufacturing and Component Costs. At the [***] and [***] of this Agreement, Patheon shall be entitled to request an adjustment to the fees (i) for Manufacturing Services in respect of the Products to reflect inflation, which adjustment shall not exceed [***],

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unless the parties otherwise agree in writing; and (ii) for Component costs to [***] any increase or decrease in such costs; provided, however, that in the event any proposed increase in the cost of a Component exceeds [***]% of the cost for that Component upon which the most recent fee quote was based, Patheon shall use its commercially reasonable efforts to locate an equivalent alternative lower cost supplier for the applicable Component. Notwithstanding the foregoing, to the extent costs for Components decrease in the [***] or any [***] of this Agreement, Patheon shall pass on to the Client [***] of any decrease in such costs.
          (b) Pricing Basis. The Client acknowledges that the fee for Manufacturing Services in respect of a Product in any Year is quoted based upon the Minimum Run Quantity per Product specified in Schedule C and is subject to change if the specified Minimum Run Quantity is revised. For greater certainty, if Patheon and the Client agree that the Minimum Run Quantity in respect of a Product shall be increased or decreased and, as a result of such increase or decrease, Patheon’s fees for services relating to such Product decrease or increase on a per unit basis, then if such revised Minimum Run Quantity is not otherwise contemplated in Schedule C, Patheon shall be entitled to a decrease or increase in the fee for Manufacturing Services in respect of such Product by an amount sufficient to pass on to the Client the cost savings or to absorb, but not exceed, such increased costs, as the case may be. When the volume reaches the upper tiers contemplated in Schedule C, the Client will need to select which option Patheon is to follow, i.e. small batch size and two (2) batches per campaign or one (1) large batch per campaign. Batch sizes will not be varied on an order by order basis.
4.3 Mid-Year Pricing
          During any Year of this Agreement, Patheon shall be entitled to request an adjustment to the fees for Component costs (i) to pass on the actual amount of any increase or decrease in such costs; and (ii) if at any time market conditions result in Patheon’s cost of Components being materially greater than normal forecasted increases, then Patheon shall be entitled to request an adjustment to the fee for Manufacturing Services in respect of any affected Product to compensate it for such increased Component costs; provided, however, that in the event any proposed increase in the cost of a Component exceeds [***]% of the cost for that Component upon which the most recent fee quote was based, Patheon shall use its commercially reasonable efforts to locate an equivalent alternative lower cost supplier for the applicable Component. For the purposes of this Section 4.3, changes materially greater than normal forecasted increases shall be considered to have occurred if: (i) the cost of a Component increases by [***]% of the cost for that Component upon which the most recent fee quote was based; or (ii) the aggregate cost for all Components required to manufacture a Product increases by [***]% of the total Component costs for such Product upon which the most recent fee quote was based. To the extent that Component costs have been previously adjusted pursuant to clause (a) of Section 4.2 or this Section 4.3 to reflect an increase in the cost of one or more Components, the adjustments provided for in (i) and (ii) above shall operate based on the costs

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attributed to such Component (or Components) at the time the last of such adjustments were made.
4.4 Fee Adjustment Procedure
          In connection with all fee adjustment requests pursuant to this Article 4, Patheon shall deliver to the Client by not later than November 1st of each Year a revised Schedule C in draft form and such budgetary pricing information or other documentation (including the [***] in the case of any adjustment request pertaining to fees for Manufacturing Services and, the adjusted Component costs) reasonably sufficient to demonstrate that a fee adjustment is justified. Upon delivery of such a request, each of the Client and Patheon shall forthwith use all reasonable efforts to agree on a revised fee for the Manufacturing Services in respect of each affected Product and Schedule C shall be amended accordingly. Such revised fee shall be effective with respect to any Product delivered after the end of the then current Year.
4.5 Adjustments Due to Technical Changes.
          Amendments to the Specifications or the Quality Agreement requested by the Client will only be implemented following a technical and cost review by Patheon and are subject to the Client and Patheon reaching agreement as to revisions, if any, to the fees specified in Schedules C or D necessitated by any such amendment. If the Client accepts a proposed fee change, the proposed change in the Specifications shall be implemented, and the fee change shall become effective only with respect to those orders of Products that are manufactured in accordance with the revised Specifications. In addition, the Client agrees to purchase, at Patheon’s cost therefor (including all costs incurred by Patheon in connection with the purchase and handling of such Inventory), all Inventory utilized under the “old” Specifications and purchased or maintained by Patheon in order to fill Firm Orders or in accordance with Section 5.2, to the extent that such Inventory can no longer be utilized under the revised Specifications. Open purchase orders for Components no longer required under any revised Specifications that were placed by Patheon with suppliers in order to fill Firm Orders or in accordance with Section 5.2 shall be cancelled where possible, and where such orders are not subject to cancellation without penalty, shall be assigned to and satisfied by the Client.
4.6 Multi-Country Packaging Requirements.
          If and when the Client decides that it wishes to have Patheon manufacture the Product for countries in the Territory in addition to [***], then the Client shall inform Patheon of the packaging requirements for each new country and Patheon shall prepare a quotation for consideration by the Client of the additional Component costs, if any, and the change over fees for the Product destined for such new country. The agreed additional packaging requirements and related packaging costs and change over fees shall be set out in a written amendment to this Agreement.

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ARTICLE 5.
ORDERS, SHIPMENT, INVOICING, PAYMENT
5.1 Orders and Forecasts.
          (a) Rolling Forecasts. Concurrent with the execution of this Agreement, the Client shall provide Patheon with a written non-binding 12 month forecast of the volume of each Product that the Client then anticipates will be required to be produced and delivered to the Client during each month of the 12 month period thereafter. Such forecast will be updated by the Client monthly on or before the 10th day of the month on a rolling 12 month basis and updated promptly after such time as the Client determines that the volumes contemplated in the most recent of such forecasts has changed by more than [***]%. The most recent 12 month forecast shall supersede all previous forecasts.
          (b) Firm Orders. On or before the 20th day of each calendar month, the Client shall issue firm written orders (“Firm Orders”) for the Products to be produced and delivered to the Client on a date not less than 90 days from the first day of the calendar month immediately following the date that the Firm Order is submitted. Such Firm Orders submitted to Patheon shall specify the Client’s purchase order number, quantities by Product type, monthly delivery schedule and any other elements necessary to ensure the timely production and shipment of the Products. The quantities of Products ordered in such Firm Orders shall be firm and binding on the Client and shall not be subject to reduction by the Client. Firm Orders submitted by the Client pursuant to this Section 5.1 must be accepted by Patheon and shall be automatically firm and binding on Patheon if they are not more than [***]% of the amount most recently forecast for the delivery period specified in the Firm Order. Patheon will use commercially reasonable efforts to manufacture Product in excess of [***]% of the amount most recently forecast for the delivery period specified in the Firm Order. Firm Orders not rejected by Patheon within three Business Days of receipt by Patheon shall be deemed to have been accepted by Patheon.
          (c) Three Year Forecast. On or before the 1st day of November of each Year commencing not later than six months prior to the anticipated Commencement Date (as estimated in the Client’s reasonable judgment based on clinical development timelines and regulatory activities), the Client shall provide Patheon with a written non-binding three-year forecast (broken down by quarters for the second and third years of the forecast) of the volume of each Product the Client then anticipates will be required to be produced and delivered to the Client during the three-year period, and updated on or before the 1st day of May in each Year.
5.2 Reliance by Patheon.
     The Client understands and acknowledges that Patheon will rely on the first [***] months contemplated in the most recent forecast provided by the Client pursuant to Section 5.1(a) and the Firm Orders submitted pursuant to Section 5.1(b) in ordering the Components

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required to meet such Firm Orders. In addition, the Client understands that to ensure an orderly supply of such Components, it may be desirable for Patheon to purchase such Components in sufficient volumes to meet the production requirements for Products during part or all of the forecasted periods referred to in Section 5.1(a) or to meet the production requirements of any longer period agreed to by Patheon and the Client. Accordingly, the Client authorizes Patheon to purchase Components in order to satisfy the production requirements for Products for the first [***] months contemplated in the most recent forecast provided by the Client pursuant to Section 5.1(a) and agrees that Patheon may make such other purchases of Components to meet production requirements during such longer periods as may be agreed to in writing from time to time by the Client at the request of Patheon or the Client. The Client shall provide Patheon with its written authorization to order Components in respect of any launch quantities of Product requested by the Client, which upon acceptance by Patheon shall constitute a Firm Order. If Components ordered by Patheon pursuant to Firm Orders or in order to satisfy the production requirements for Products for the first [***] months contemplated in the most recent forecast provided by the Client pursuant to Section 5.1(a) are not included in finished Products purchased by the Client within [***] months after the forecasted month in respect of which such purchases have been made (or such longer period as the parties may agree), then Patheon shall promptly notify Client and the Client shall pay to Patheon [***]; provided, however, that (i) the Client shall have the option but not the obligation to take title to and possession of all or any portion of such Components by written notice to Patheon, in which case Patheon shall cooperate with the Client in the surrender, delivery and transfer of such Components as promptly as is commercially reasonable, with any shipping and related expenses to be borne by the Client, or (ii) in the event such Components are incorporated into Products subsequently purchased by the Client or into third party products manufactured by Patheon and subsequently purchased by a third party, the Client will receive credit for any costs of such Components previously paid to Patheon by the Client. Patheon shall not be obligated to provide information regarding any Component which is subject to confidentiality obligations between Patheon and its supplier.
5.3 Minimum Orders.
          The Client may only order Products in multiples of the Minimum Run Quantities set out in Schedule C.
5.4 Shipments.
          Shipments of Products shall be made FCA the Manufacturing Site unless otherwise mutually agreed in writing and Patheon shall make every reasonable effort to ship finished goods within [***] months of the start of manufacture of the Products unless otherwise agreed upon in writing by both parties. Failure to ship within [***] months is not a cause for refusal of Product. Notwithstanding the foregoing, if FDA approves the Products for [***] months of shelf life, the Products must carry at least [***] months of shelf life when shipped.

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Risk of loss or of damage to Products shall remain with Patheon until Products are loaded onto the carrier’s vehicle by Patheon for shipment at the shipping point at which time risk of loss or damage shall transfer to the Client. Patheon shall, in accordance with the Client’s instructions and as agent for the Client, (i) arrange for shipping, including preparing and executing a packing list, so that the Product will be delivered to the delivery address on the delivery date set forth in the applicable Firm Order, with such shipping to be paid by the Client and (ii) at the Client’s risk and expense, obtain any export license or other official authorization necessary to export the Products, including all customs formalities. The Client shall arrange for insurance and shall select the freight carrier used by Patheon to ship Products and may monitor Patheon’s shipping and freight practices as they pertain to this Agreement. Patheon shall notify Client in writing at the time of shipment as to the quantity of Product shipped, the anticipated delivery date and confirmation of the carrier. If any order is delayed and is not likely to be delivered to the carrier on time, Patheon shall immediately notify Client and Client may reasonably direct Patheon to ship such order by expedited means of transportation as designated by Client, at [***] expense. If the delay of any order results in substantial back orders to the Client and Patheon caused the delay, [***] shall pay the reasonable additional cost for the expedited transport. In all cases, Products shall be transported in accordance with the Specifications and Applicable Laws, including, but not limited to, cGMPs.
5.5 Invoices and Payment.
          (a) Invoices. Invoices for Products that are shipped to Client shall be sent by fax or email to such fax number or email address as may be provided by the Client in writing from time to time, but not earlier than the date of shipment of the corresponding Products. Patheon shall also submit to the Client, with each shipment of Products, a duplicate copy of the invoice covering such shipment. Patheon shall also provide the Client with an invoice covering any Inventory or Components which are to be purchased by Patheon pursuant to Section 5.2 hereof. Each such invoice shall, to the extent applicable, identify the Client purchase order number, Product numbers, names and quantities, unit price, freight charges and the total amount to be remitted by the Client.
          (b) Payment. The Client shall pay undisputed amounts of all invoices within [***] days of the date of postmark or confirmed facsimile or email transmission of the invoice.
          (c) Disputed Amounts. In the event that the Client disputes any amounts under any invoice for Products, such dispute shall be resolved in accordance with Section 6.1 (with respect to non-conformance of Products) or otherwise under Article 12. Pending resolution of such dispute, the Client shall be obligated to pay any amounts under such invoice that are not in dispute. Upon resolution of any such dispute in favor of Patheon, the Client shall pay all remaining amounts owing under such invoice within the later of (i) [***] Business days after such resolution or (ii) [***] days after the date of such invoice.

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ARTICLE 6.
PRODUCT CLAIMS; RECALLS; ADVERSE EVENTS
6.1 Product Claims.
          (a) Product Claims. The Client has the right to reject and return, at the expense of Patheon, all or any portion of any shipment of Products that deviates from the Specifications or cGMPs, without invalidating any remainder of such shipment. The Client or its designated agent shall inspect the Products manufactured by Patheon upon receipt of such Products and related Certificate(s) of Analysis and shall give Patheon written notice (a “Deficiency Notice”) of all claims for Products that deviate from the Specifications or cGMPs within 30 days after the Client’s receipt of such Products and related Certificate(s) of Analysis (or, in the case of any defects not reasonably susceptible to discovery upon receipt of the Product, within 30 days after discovery thereof by the Client, but in no event after the expiration date of the Product). Should the Client fail to provide Patheon with the Deficiency Notice within the applicable 30-day period, then the delivery shall be deemed to have been accepted by the Client on the 30th day after delivery or discovery, as applicable. Except as set out in Section 6.2, Patheon shall have no liability for any deviations for which Client has failed to provide notice within the applicable 30-day period.
          (b) Determination of Deficiency. Upon receipt of a Deficiency Notice, Patheon shall have 10 days to advise the Client by notice in writing that it disagrees with the contents of such Deficiency Notice. If the Client and Patheon fail to agree within 10 days after Patheon’s notice to the Client as to whether any Products identified in the Deficiency Notice deviate from the Specifications or cGMPs, then the parties shall mutually select an independent laboratory within five days from the parties’ failure to agree, which independent laboratory shall evaluate if the Products deviate from the Specifications or cGMPs. The parties shall cause the independent laboratory to conduct its evaluation as promptly as practicable, and in any event within 30 days from the date of selection of the laboratory. Such evaluation shall be binding on the parties, and if such evaluation certifies that any Products deviate from the Specifications or cGMPs, the Client may reject those Products in the manner contemplated in this Section 6.1. If such evaluation does not so certify in respect of any such Products, then the Client shall be deemed to have accepted delivery of such Products on the date the evaluation is delivered by the independent laboratory to the parties. The expenses of such testing shall be borne by Patheon if the non-conformity with the Specifications or cGMPs is confirmed by the independent laboratory, and otherwise by the Client.
          (c) Patheon Responsibility. In the event the Client rejects Products in accordance with this Section 6.1 and the deviation is determined to arise from Patheon’s failure to provide the Manufacturing Services in accordance with the Specifications or cGMPs, Patheon will, at the Client’s election, either: (i) credit the Client’s account for Patheon’s invoice price to the Client for such defective Products or (ii) use its commercially reasonable efforts to replace such Products with conforming Products within [***] days’ of the Client’s rejection of the non-conforming Products; provided, however, that Patheon shall [***]. If the Client shall have previously paid for such defective Products, Patheon shall, at the Client’s election, either: (i) refund the invoice price for such defective Products within [***] days’ of the Client’s rejection of the non-conforming Products; (ii) offset such amount against other amounts due to Patheon hereunder; or (iii) use its commercially reasonable efforts to replace such Products with conforming Products within [***] days’ of the Client’s rejection of the non-conforming Products without the Client being liable for payment therefor under Section 3.1. In connection with the production of any replacement Products under this Section 6.1(c), Patheon’s cost for the procurement of any additional [***] required for the manufacture of such replacement Products shall be limited to the [***]. Nothing in this Section 6.1 shall be construed to limit the rights and remedies available to the Client at law or in equity.
          (d) Shortages. Claims for shortages in the amount of Products shipped by Patheon shall be dealt with as may reasonably be agreed to by the parties. If a shipment of Products, however, contains less than [***] % of the minimum yield performance (as defined in the final Specifications and mutually agreed to by the parties) of the quantity specified in the corresponding Firm Order (the “Shortage Amount”), the Client shall notify Patheon promptly upon such discovery and, in any event, not later than 10 days after receipt of the shipment. Upon receipt of Client’s written request, Patheon shall use commercially reasonable efforts, subject to the availability of Active Materials and Components, to manufacture and ship the Shortage Amount within [***] days provided, however, that Patheon shall [***]. In the event that the Shortage Amount is less than a validated batch size as set forth in Schedule C, then Patheon shall manufacture the next highest validated batch size of the Product (“Shortage Batch”) and package the Shortage Batch, including the Shortage Amount, in accord with the Client’s written instructions. Nothing in this Section 6.1 shall be construed to limit the rights and remedies available to the Client at law or in equity.
6.2 Product Recalls and Returns.
          (a) Records and Notice. Patheon and the Client shall each maintain such records as may be necessary to permit a Recall of any Products delivered to the Client or customers of the Client. Each party shall promptly notify the other by telephone (to be confirmed in writing) of any information which might affect the marketability, safety or effectiveness of the Products and/or which might result in the Recall or seizure of the Products. Upon receiving any such notice or upon any such discovery, each party shall cease and desist from further shipments of such Products in its possession or control until a decision has been made whether a Recall or some other corrective action is necessary. The decision to initiate a Recall or to take some other corrective action, if any, shall be made and implemented by the Client. “Recall” shall mean any action (i) by the Client to recover title to or possession of

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quantities of the Products sold or shipped to third parties (including, without limitation, the voluntary withdrawal of Products from the market); or (ii) by any regulatory authorities to detain or destroy any of the Products. Recall shall also include any action by either party to refrain from selling or shipping quantities of the Products to third parties which would have been subject to a Recall if sold or shipped.
          (b) Recalls. In the event (i) any Authority issues a directive, order or, following the issuance of a safety warning or alert with respect to a Product, a written request that any Product be Recalled, (ii) a court of competent jurisdiction orders such a Recall, or (iii) the Client determines that any Product should be Recalled or that a “dear doctor” letter is required relating the restrictions on the use of any Product, Patheon will co-operate as reasonably requested by the Client, having regard to all Applicable Laws.
          (c) Product Returns. The Client shall have the responsibility for handling customer returns of the Products. Patheon shall provide the Client with such assistance as the Client may reasonably request to handle such returns.
          (d) Patheon’s Responsibility. To the extent that a Recall or return results from, or arises out of, a failure by Patheon to provide the Manufacturing Services in accordance with the Specifications or cGMPs, Patheon shall be responsible for the documented out-of-pocket expenses of such Recall or return and shall promptly, at the Client’s election, either: (i) refund the invoice price for such Recalled or returned Products; (ii) offset such amount against other amounts due to Patheon hereunder; or (iii) use its commercially reasonable efforts to replace such Recalled or returned Products with conforming Products within [***] days’ of the Client’s election under this clause (d) without the Client being liable for payment therefor under Section 3.1; provided, however, that Patheon shall [***]. In all other circumstances, Recalls, returns or other corrective actions shall be made at the Client’s direction and cost and expense. In connection with the production of any replacement Products under this clause (d), Patheon’s cost for the procurement of any additional [***] required for the manufacture of such replacement Products shall be limited to the [***].
6.3 Disposition of Defective or Recalled Products.
          The Client shall not dispose of any damaged, defective, returned or Recalled Products in relation to which it intends to assert a claim against Patheon unless it has given Patheon 60 days’ notice of its intention to do so, and Patheon has not, in turn, instructed the Client to return such Products to Patheon. Patheon shall bear the cost of shipping, storage and disposition with respect to any damaged, defective, returned or Recalled Products in relation to which it bears responsibility under Section 6.1 or 6.2 hereof, and shall promptly reimburse Client for any such costs which may be incurred directly by the Client. In all other circumstances, the Client shall bear the cost of disposition with respect to any damaged, defective, returned or

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Recalled Products. Notwithstanding the foregoing, the Client shall have the right at all times to retain a reasonable sample of such Products for its own archival purposes.
6.4 Customer Questions and Complaints.
          The Client shall have the sole responsibility for responding to Product Quality Complaints, subject to Patheon’s obligation of cooperation and expense reimbursement set forth below. Product Quality Complaints received by Patheon from the Client’s customers shall be referred to the Client within two Business Days from the receipt thereof by Patheon.
6.5 Adverse Event Reporting.
          Patheon shall notify the Client promptly and not later than 24 hours after it becomes aware of any Adverse Experience associated with the use of the Products, whether or not determined to be attributable to the Products, and whether or not deemed to be serious or non-serious. Such information shall be sent to the Client as set forth in the Quality Agreement.
          If the cause of any Adverse Experience results from a failure by Patheon to provide the Manufacturing Services in accordance with the Specifications or cGMPs, Patheon shall bear all costs incurred in respect of this Section 6.5. In all other circumstances, such costs shall be borne by the Client.
ARTICLE 7.
CO-OPERATION
7.1 Quarterly Review.
          Each party shall forthwith upon execution of this Agreement appoint one of its employees to be a relationship manager responsible for liaison between the parties. The relationship managers shall meet not less than quarterly to review the current status of the business relationship and manage any issues that have arisen.
7.2 Communication with Governmental Agencies.
          The Client shall be primarily responsible for communicating with any Authority regarding such Products, including, but not limited to, the FDA and any other Authority responsible for granting regulatory approval for the Products; provided, however, that if in the opinion of Patheon’s counsel, Patheon must communicate with an Authority to comply with the terms of this Agreement or the requirements of any Applicable Laws, it may do so. Unless, in the reasonable opinion of its counsel, there is a legal prohibition against doing so, each party shall permit the other party to accompany and take part in any communications with any Authority, and to receive copies of all such communications from any Authority.

7.3 Records and Accounting by Patheon.
          Patheon shall keep records of the manufacture, testing and shipping of the Products, Active Materials and Components and retain samples of such Products, Active Materials and Components as are necessary to comply with all Applicable Laws, including, but not limited to, cGMPs and other manufacturing regulatory requirements applicable to Patheon, the Manufacturing Site, the Products, the Active Materials and/or the Components, as well as to assist with resolving Product complaints and other similar investigations. Copies of such records and samples shall be retained for a period of one year following the date of Product expiry, or longer if required by Applicable Laws after which Patheon may destroy such records or samples; provided that Patheon has first given the Client 60 days notice of its intention to do so and the Client has not, in turn, instructed Patheon to ship such records or samples to the Client at the Client’s expense.
7.4 Client’s Inspection of Reports and Records.
          The Client may inspect Patheon reports and records relating to this Agreement during normal business hours and with reasonable advance notice, provided a Patheon representative is present during any such inspection.
7.5 Client’s Access to Manufacturing Site.
          Patheon shall provide the Client with reasonable access at mutually agreeable times to its Manufacturing Site or any other facilities in which the Products are manufactured, stored, handled or shipped in order to permit the Client’s verification of Patheon’s compliance with the Patheon Manufacturing Responsibilities and with all Applicable Laws. For greater certainty, the right of access provided in this Section 7.5 shall not include a right to access or inspect Patheon’s financial records.
7.6 Government Inspection.
          Patheon shall make its internal practices, books and records relating to the manufacture of the Products available and allow access to all facilities used for manufacturing the Products to the FDA and any other Authority having jurisdiction over the manufacture of the Products for the purposes of determining Patheon’s compliance with Applicable Laws, including, but not limited to, cGMPs. Patheon shall advise the Client by telephone and facsimile within one Business Day of any proposed or announced visit, audit or inspection, and as soon as possible (but in any case within two Business Days) after any unannounced visit, audit or inspection, by the FDA or any other Authority relating to the Products. Patheon shall provide the Client with a reasonable description in writing of each such visit or inspection promptly (but in no event later than five calendar days) thereafter, and with copies of any Authority-issued inspection observation reports (including, without limitation, FDA Form 483s and equivalent forms from other regulatory bodies) and Authority correspondence, purged only of confidential information that is unrelated to the Products. Patheon and the Client will cooperate in resolving any concerns with any Authority, and the Client may review Patheon’s responses to any such reports and communications, and Patheon shall in its reasonable discretion incorporate into such responses any comments received from the Client. Patheon will also inform the Client of any action taken by any Authority against Patheon or any of its officers or employees which may be reasonably expected to adversely affect the Products or Patheon’s ability to supply the Products hereunder within two Business Days after the action is taken.
7.7 Reports.
          Patheon will supply on an annual basis all Product data in its control, including release test results, complaint test results and all investigations (in manufacturing, testing and storage), that the Client reasonably requires in order to complete any filing under any applicable regulatory regime, including any Annual Report that the Client is required to file with the FDA. At the Client’s request Patheon shall provide a copy of the Annual Product Review Report to the Client [***]. Any additional report requested by Client beyond the scope of cGMPs and customary FDA requirements shall [***].
7.8 Validation and FDA Filings
          (a) Validation. Patheon will validate all applicable processes, methods, equipment, utilities, facilities and computers used in the manufacture, packaging, storage, testing and release of Products in conformance with all Applicable Laws, including, but not limited to, cGMPs. Upon request, Patheon shall provide to Client a copy of the results of Product specific validation when such results are available.
          (b) FDA Filings. The Client shall have the sole responsibility for filing all documents with the FDA and taking any other actions that may be required for the receipt of FDA Approval for the commercial manufacture of all of the Products. Patheon shall assist the Client, to the extent consistent with Patheon’s obligations under this Agreement, including, but not limited to, the obligations under clause (a) of this Section 7.8 above, to obtain FDA Approval for the commercial manufacture of all Products as quickly as reasonably possible. Copies of all relevant CMC (as hereinafter defined) submissions and any related FDA correspondence are to be provided to Patheon by the Client.
          (c) Verification of Data. At least 14 days prior to filing any documents with the FDA that incorporate data generated by Patheon, the Client shall provide Patheon with a copy of the documents incorporating such data so as to give Patheon the opportunity to verify the accuracy and regulatory validity of such documents as they relate to the Patheon generated data.

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          (d) Verification of CMC. At least 14 days prior to filing with the FDA the Chemistry and Manufacturing Controls (“CMC”) of the New Drug Application (“NDA”) or the Abbreviated New Drug Application (“ANDA”) filing, as the case may be, the Client shall provide Patheon with a copy of the CMC portion as well as any supporting documents which have been relied upon to prepare the CMC portion so as to permit Patheon to verify that the CMC portion accurately describes the work that Patheon has performed and the manufacturing processes that Patheon will perform pursuant to this Agreement. Notwithstanding the foregoing, the Client may omit from the materials provided to Patheon any CMC portion and supporting documents which have been previously provided by Patheon to the Client and which have not been modified or edited by the Client.
          (e) Pre-Approval Inspection. If Client does not provide Patheon with the documentation requested under paragraphs (c) and (d) above within the time stipulated in these paragraphs and if Patheon reasonably believes that Patheon’s standing with the FDA may be jeopardized, [***].
          (f) Comments. Within 10 days of Patheon’s receipt from the Client of any documents under paragraphs (c) and (d) above, Patheon shall provide any comments it may have on such documents in writing to the Client, including any alleged inaccuracies or deficiencies, and representatives of the parties shall cooperate in good faith with one another over the following four-day period to address the comments and revise the materials accordingly.
          (g) Deficiencies. In the event the representatives of the parties fail to agree upon the resolution of any alleged inaccuracies or deficiencies within such four-day period, the program directors or equivalent executives of each of Patheon and the Client shall meet as promptly as possible to discuss and attempt to resolve the dispute. If the program directors or equivalent executive are unable to resolve the dispute (or otherwise fail to meet) within the following 10-day period, then the parties will submit the dispute to an independent scientific mediator mutually selected by the parties. None of such mediator candidates may have been previously employed or otherwise received compensation from either the Client or Patheon except pursuant to any earlier dispute between Client and Patheon. The selected mediator shall hold any proceedings deemed necessary and make his or her findings within 30 days of his or her selection. The findings of the mediator shall be conclusive and binding upon the parties for purposes of any subsequent submissions to the Regulatory Authority and the parties shall thereafter cooperate with one another in connection with any pre-approval inspection by the FDA that may follow. All out-of-pocket costs relating to the dispute resolution process, including the mediator’s fees and expenses, shall be borne solely by the unsuccessful party or as otherwise determined by the mediator.
          (h) Client Responsibility. For clarity, the parties agree that in reviewing the documents referred to in paragraphs (c) and (d) above, Patheon’s role will be limited to verifying

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the accuracy of the description and documentation of the work undertaken or to be undertaken by Patheon. As such, Patheon shall not assume any responsibility for the accuracy of the NDA or the ANDA, as the case may be. The sole responsibility of the preparation and filing of the NDA shall be borne by the Client.
ARTICLE 8.
TERM AND TERMINATION
8.1 Initial Term.
          This Agreement shall become effective as of the date of execution hereof by both parties and shall continue until the date that is five Years from the Commencement Date (the “Initial Term”), unless terminated earlier by one of the parties in accordance herewith. This Agreement shall automatically continue after the Initial Term for successive terms of 12 months each unless either party gives written notice to the other party of its intention to terminate this Agreement at least 18 months prior to the end of the then current term.
8.2 Termination for Cause.
          (a) Either party at its sole option may terminate this Agreement upon written notice in circumstances where the other party has failed to remedy a material breach of any of its representations, warranties or other obligations under this Agreement within 60 days following receipt of a written notice of said breach that expressly states that it is a notice under this Section 8.2(a).
          (b) Either party at its sole option may immediately terminate this Agreement upon written notice, but without prior advance notice, to the other party in the event that: (i) the other party is declared insolvent or bankrupt by a court of competent jurisdiction; (ii) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by such other party; or (iii) this Agreement is assigned by such other party for the benefit of creditors.
          (c) The Client may terminate this Agreement as to any Product upon 30 days’ prior written notice in the event that any Authority takes any action, or raises any objection, that prevents the Client from importing, exporting, purchasing or selling such Product.
8.3 Product Partnering.
          The Client may, at its sole option, terminate this Agreement upon 12 months’ prior written notice to Patheon in connection with the Client’s partnering, collaboration, licensing, sublicensing, co-promotion, sale or divestiture of rights to any Product; provided, however, that no such termination shall be effective prior to the 36th month anniversary of the Commencement Date of this Agreement.

8.4 Product Discontinuation.
          The Client shall provide at least [***] months’ advance notice if it intends to no longer order a Product due to that Product’s discontinuance in the market.
8.5 Obligations on Termination.
          If this Agreement expires or is terminated in whole or in part for any reason, then (in addition to any other remedies either party may have in the event of default by the other party):
          (a) Patheon shall cease the manufacture of Products and shall terminate any unfilled orders with third parties that Patheon may have previously submitted with respect to Active Materials and Components to the extent such orders may be terminated or revoked;
          (b) the Client shall take delivery of and pay for all undelivered Products that are manufactured and/or packaged pursuant to a Firm Order, at the price in effect at the time the Firm Order was placed; provided that no such payment shall be due from the Client if this Agreement is terminated by Client pursuant to Section 8.2(a), including, but not limited to, termination for Patheon’s failure to provide Manufacturing Services in respect of such undelivered Products in accordance with the Specifications and cGMPs;
          (c) the Client shall purchase, at Patheon’s [***] costs ([***] in connection with the purchase and handling of such Inventory), the Inventory applicable to the Products which was purchased, produced or maintained by Patheon in contemplation of filling Firm Orders or in accordance with Section 5.2 prior to notice of termination being given; provided that no such payment shall be due from the Client if this Agreement is terminated by Client pursuant to Section 8.2(a), including, but not limited to, termination for Patheon’s failure to provide Manufacturing Services in accordance with the Specifications and cGMPs;
          (d) the Client shall satisfy the purchase price payable pursuant to Patheon’s orders with suppliers of Components, provided such orders were made by Patheon in reliance on Firm Orders or in accordance with Section 5.2; provided that no such payment shall be due from the Client if this Agreement is terminated by Client pursuant to Section 8.2(a), including, but not limited to, termination for Patheon’s failure to provide Manufacturing Services in accordance with the Specifications and cGMPs;
          (e) if this Agreement is terminated by Client pursuant to Section 8.2(a), including, but not limited to, termination for Patheon’s failure to provide Manufacturing Services in accordance with the Specifications and cGMPs, the Client shall have the option but not the obligation to take title to, possession of, all of any (i) undelivered Products and (ii) Inventory, including, but not limited to Active Materials and/or Components, in each case only after the

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Client has made any payment(s) which may be required under this Section 8.5 above, and Patheon shall cooperate with the Client in the surrender, delivery and transfer of such items as promptly as is commercially reasonable, with any shipping and related expenses to be borne by [***];
          (f) if this Agreement is terminated for any reason other than pursuant to Section 8.2(a), the Client shall have the obligation to take title to, possession of, all of any (i) undelivered Products and (ii) Inventory, including, but not limited to Active Materials and/or Components, in each case only after the Client has made any payment(s) which may be required under this Section 8.5 above, and Patheon shall cooperate with the Client in the surrender, delivery and transfer of such items as promptly as is commercially reasonable, with any shipping and related expenses to be borne by [***];
          (g) upon the request of the Client, and at the Client’s expense, Patheon shall provide such assistance as is reasonably necessary to assist the Client in transferring the manufacture of the Product to another facility; provided, however, no competitor of Patheon shall be permitted to have access to the Manufacturing Site; and
          (h) upon the request of the Client, Patheon shall cooperate in the technology transfer of the manufacture of the Products to a third-party supplier/manufacturer selected by the Client in its sole discretion. In furtherance of the technology transfer, Patheon shall make its employees and other internal resources reasonably available to the Client and the designated third-party supplier/manufacturer and provide copies of all technology, documents, data and other information constituting manufacturing know-how or otherwise necessary for regulatory qualification of the successor manufacturing process. Any such third-party supplier/ manufacturer that the Client may designate to manufacture the Products shall be required to sign a customary and appropriate confidentiality agreement with Patheon with respect to the nondisclosure and use of any such manufacturing know-how or other confidential information transferred. With respect to all documents, data and other information provided in connection with the technology transfer, (i) Patheon shall be responsible for the cost of providing a single copy only; and (ii) in addition to paper and other tangible copies, Patheon shall, upon the Client’s request, also provide to the Client and/or the third-party supplier/manufacturer electronic copies of such documents, data and other information, provided, that, Patheon or its affiliates have electronic copies thereof, and provided, further, that Patheon shall have no obligation to reformat or otherwise alter or modify any such electronic materials. Notwithstanding the foregoing, no competitor of Patheon shall be permitted to have access to the Manufacturing Site without Patheon’s written consent. In order to facilitate the technology transfer contemplated hereby, Patheon shall provide to the Client the services of at least the equivalent of [***] full-time equivalent (“FTE”) [***]. In addition to the foregoing FTE, the Client shall reimburse Patheon for its costs associated with the transfer of technology contemplated by this subsection (h) unless the transfer is in connection with the termination of this Agreement by the Client pursuant to

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Section 8.2(a), including, but not limited to, termination for Patheon’s failure to provide Manufacturing Services in accordance with the Specifications and cGMPs.
Any termination or expiration of this Agreement shall not affect any outstanding obligations or payments due hereunder prior to such termination or expiration, nor shall it prejudice any other remedies that the parties may have under this Agreement. For greater certainty, termination of this Agreement for any reason shall not affect the obligations and responsibilities of the parties pursuant to Sections 6.2, 6.3, 6.4, 6.5, 7.2, 7.3, 7.4, 7.6, 7.7, 8.5, Articles 10, 11 and 12 and Sections 13.1, 13.2, 13.3, 13.4, 13.5, 13.6, 13.7, 13.11 and 13.16, all of which survive any termination.
ARTICLE 9.
REPRESENTATIONS, WARRANTIES AND COVENANTS
9.1 Each Party.
          Each party covenants, represents and warrants that:
          (a) it has the full right and authority to enter into this Agreement, and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder;
          (b) this Agreement has been duly executed and delivered by, and is a legal and valid obligation binding upon such party, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity; and
          (c) the entry into, the execution and delivery of, and the carrying out and other performance of its obligations under this Agreement by such party (i) does not conflict with, or contravene or constitute any default under, any agreement, instrument or understanding, oral or written, to which it is a party, including, but not limited to, its certificate of incorporation or by-laws, and (b) does not violate Applicable Laws or any judgment, injunction, order or decree of any Authority having jurisdiction over it.
9.2 Client Warranties.
          The Client covenants, represents and warrants that:
          (a) the Specifications for each of the Products are its or its Affiliate’s property and that the Client may lawfully disclose the Specifications to Patheon;

          (b) any Intellectual Property included in the Specifications or otherwise provided to Patheon by the Client to be utilized by Patheon and in connection with the provision of the Manufacturing Services, other than Patheon Intellectual Property, (i) is the Client’s or its Affiliate’s unencumbered property, (ii) may be lawfully used as directed by the Client, and (iii) such use does not infringe and will not infringe any Third Party Rights;
          (c) to the knowledge of the Client, the provision of the Manufacturing Services by Patheon in respect of any Product pursuant to this Agreement or use or other disposition of any Product by Patheon as may be required to perform its obligations under this Agreement does not and will not infringe any Third Party Rights;
          (d) the Client is not aware of any pending or threatened claims against the Client, the subject of which is the infringement of Third Party Rights related to any of the Specifications, or any of the Active Materials and the Components, or the sale, use or other disposition of any Product made in accordance with the Specifications;
          (e) following approval by the applicable Authority, the Specifications for all Products will conform to all Applicable Laws, including, without limitation, cGMPs; and
          (f) the Products, if labeled and manufactured in accordance with the Specifications and in compliance with Applicable Laws, including, without limitation cGMPs, (i) may be lawfully sold and distributed in every jurisdiction in which the Client markets such Products, (ii) will be fit for the purpose intended, and (iii) will be safe for human consumption.
9.3 Patheon Warranties.
          Patheon covenants, represents and warrants that:
          (a) it shall perform the Manufacturing Services in accordance with the Specifications and cGMPs;
          (b) it has and will maintain throughout the term of this Agreement, the expertise, with respect to personnel and equipment, to fulfill the obligations established hereunder, and has obtained all requisite material licenses, authorizations and approvals required by all Authorities to manufacture the Products;
          (c) the Manufacturing Site, all other facilities, all equipment and all personnel to be employed by Patheon in rendering the Manufacturing Services are currently, and will be at the time each batch of Products is produced, qualified in accordance with all Applicable Laws, including, but not limited to, cGMPs;

          (d) there are no pending or uncorrected citations or adverse conditions noted in any inspection of the Manufacturing Site or any other facilities to be employed by Patheon in rendering the Manufacturing Services which would cause the Products to be misbranded or adulterated within the meaning of the Act, including, but not limited to, all cGMPs;
          (e) to the knowledge of Patheon, the Manufacturing Services and the contributions of Patheon to the manufacture of the finished Product in accordance with this Agreement do not and will not infringe any Third Party Rights provided, however, that Patheon does not warrant against infringement attributable to the finished Product which, when used together with Patheon’s manufacturing processes, results in a claim for infringement;
          (f) Patheon is not aware of any pending or threatened claims against Patheon asserting that any of the activities of Patheon relating to the manufacture, import, use, or sale of pharmaceutical products, or the conduct of the activities contemplated herein by the Client, infringe, misappropriate, or violate the rights of any Third Party Rights; and
          (g) all employees, consultants, subcontractors and agents performing services for Patheon hereunder have assigned, or will assign, in writing to Patheon all of their right, title and interest in, to and under any and all Inventions directly relating to the Product.
          (h) all Product manufactured and supplied to the Client under this Agreement shall not be adulterated or misbranded within the meaning of the Act or other Applicable Laws as of the time that the finished Product is transferred to the carrier at Patheon’s shipping point.
          (i) all Product manufactured and supplied to the Client under this Agreement shall have the minimum shelf life specified for such Product in the Specifications and, in any event, shall be shipped to the Client promptly (and in any event not more than three (3) months) after the date of its manufacture.
9.4 Debarred Persons.
          Patheon covenants that it will not in the performance of its obligations under this Agreement use the services of any person debarred or suspended under 21 U.S.C. §335(a) or (b). Patheon represents that it does not currently have, and covenants that it will not hire, as an officer or an employee any person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the Act.
9.5 Permits.
     (a) The Client shall be solely responsible for obtaining or maintaining, on a timely basis, any permits or other regulatory approvals in respect of the Products or the Specifications, including, without limitation, all marketing and post-marketing approvals.

          (b) Patheon shall be solely responsible for obtaining and maintaining all permits, site licenses or other regulatory approvals for the manufacture of Products. In carrying out its obligations under this Agreement, Patheon shall comply with all applicable environmental and health and safety Laws (current or as amended or added), and shall be solely responsible for determining how to comply with same in carrying out these obligations. Notwithstanding the foregoing, nothing provided to Patheon by the Client, by way of materials, specifications, processing information or otherwise, is meant to diminish Patheon’s responsibility for such compliance. Patheon shall promptly notify the Client of any circumstances, including the receipt of any notice, warning, citation, finding, report or service of process or the occurrence of any release, spill, upset, or discharge of hazardous substances (as may be defined under Applicable Laws) relating to Patheon’s compliance with this Section 9.5(b) and which relates to the manufacture of the Products.
9.6 Compliance with Laws.
          Each party, in connection with its performance under this Agreement, shall comply with all Applicable Laws.
9.7 No Other Warranty.
          NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT. PATHEON MAKES NO WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY WITH RESPECT TO THE PRODUCTS.
ARTICLE 10.
REMEDIES AND INDEMNITIES
10.1 Consequential Damages.
          Under no circumstances whatsoever shall either party be liable to the other in contract, tort, negligence, breach of statutory duty or otherwise for any (direct or indirect) loss of profits, of production, of anticipated savings, of business or goodwill or for any liability, damage, costs or expense of any kind incurred by the other party of an indirect or consequential nature.
10.2 Limitation of Liability.
          (a) Active Materials. Under no circumstances whatsoever shall [***] be responsible for any loss or damage to the Active Materials unless the Active Materials are lost or

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

damaged through the negligence or willful misconduct of [***]. [***] for such Active Materials shall be limited to the [***].
          (b) Products. Except to the extent that Patheon has failed to provide the Manufacturing Services in accordance with the Specifications, cGMPs, Applicable Laws or Section 9.3 of this Agreement, Patheon shall not be liable nor have any responsibility for any deficiencies in, or other liabilities associated with, any Product manufactured by it, including, without limitation, the costs and expenses of any Recall (collectively, “Product Claims”). For greater certainty, Patheon shall have no obligation for any Product Claims to the extent such Product Claim (i) is caused by deficiencies with respect to the Specifications, the safety, efficacy or marketability of the Products or any distribution thereof, (ii) results from a defect in the Active Materials or Components that is not reasonably discoverable by Patheon using the test methods set forth in the Specifications, (iii) is caused by actions of third parties occurring after such Product is shipped by Patheon pursuant to Section 5.4, (iv) is due to packaging or labeling defects or omissions for which Patheon has no responsibility, or (d) is due to any other breach by the Client of its obligations under this Agreement.
           (c) Maximum Liability. Except as set forth in Sections 10.2(a) and 10.3, and excluding Patheon’s liability for replacement Product under Article 6, Patheon’s maximum liability under this Agreement for any reason whatsoever, shall not exceed in a Year, in the aggregate, the greater of $[***] or [***]% of the purchase price for Product arising from Firm Orders submitted in such Year up to a cap of $[***].
10.3 Patheon.
          Subject to Sections 10.1 and 10.2, Patheon agrees to defend, indemnify and hold the Client, its officers, employees and agents harmless against any and all losses, damages, costs, claims, demands, judgments and liability to, from and in favor of third parties (other than Affiliates) resulting from, or relating to any claim of personal injury or property damage to the extent that such injury or damage is the result of (a) a failure by Patheon to provide the Manufacturing Services in accordance with the Specifications, cGMPs, or Applicable Laws, or (b) any other breach of this Agreement by Patheon, including, without limitation, any representation, warranty or covenant contained herein, except to the extent that any such losses, damages, costs, claims, demands, judgments and liability are due to the negligence or wrongful act(s) of the Client, its officers, employees or agents or Affiliates. Patheon’s obligations under this Section 10.3 shall not be subject to the maximum liability limitation set forth in Section 10.2(c).
          In the event of a claim, the Client shall: (i) promptly notify Patheon of any such claim; (ii) use commercially reasonable efforts to mitigate the effects of such claim; (iii) reasonably cooperate with Patheon in the defense of such claim; (iv) permit Patheon to control the defense and settlement of such claim, all at Patheon’s cost and expense.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.4 Client.
          Subject to Sections 10.1 and 10.2, the Client agrees to defend, indemnify and hold Patheon, its officers, employees and agents harmless against any and all losses, damages, costs, claims, demands, judgments and liability to, from and in favor of third parties (other than Affiliates) resulting from, or relating to (a) any claim of infringement or alleged infringement of any Third Party Rights in respect of the Products, or (b) any claim of personal injury or property damage to the extent that such injury or damage is the result of a breach of this Agreement by the Client, including, without limitation, any representation or warranty contained herein, except to the extent that any such losses, damages, costs, claims, demands, judgments and liability are due to the negligence or wrongful act(s) of Patheon, its officers, employees or agents or Affiliates.
          In the event of a claim, Patheon shall: (i) promptly notify the Client of any such claims; (ii) use commercially reasonable efforts to mitigate the effects of such claim; (iii) reasonably cooperate with the Client in the defense of such claim; (iv) permit the Client to control the defense and settlement of such claim, all at the Client’s cost and expense.
10.5 Indemnification Procedure.
          (a) Each indemnified party (the “Indemnitee”) agrees to give the indemnifying party (the “Indemnitor”) prompt written notice of any Claims or discovery of fact upon which the Indemnitee intends to base a request for indemnification. Notwithstanding the foregoing, the failure to give timely notice to the Indemnitor shall not release the Indemnitor from any liability to the Indemnitee to the extent the Indemnitor is not materially prejudiced thereby.
          (b) The Indemnitee shall furnish promptly to the Indemnitor copies of all papers and official documents in the Indemnitee’s possession or control which relate to any Claims; provided, however, that if the Indemnitee defends or participates in the defense of any Claims, then the Indemnitor shall also provide such papers and documents to the Indemnitee. The Indemnitee shall reasonably cooperate with the Indemnitor in defending against any Claims.
          (c) The Indemnitor shall have the right, by prompt written notice to the Indemnitee, to assume direction and control of the defense of any Claim, with counsel reasonably satisfactory to the Indemnitee and at the sole cost of the Indemnitor, so long as (i) the Indemnitor shall promptly notify the Indemnitee in writing (but in no event more than thirty (30) days after the Indemnitor’s receipt of notice of the Claim) that the Indemnitor intends to indemnify the Indemnitee pursuant to this Article absent the development of facts that give the Indemnitor the right to claim indemnification from the Indemnitee, and (ii) the Indemnitor diligently pursues the defense of the Claim.

          (d) If the Indemnitor assumes the defense of the Claim as provided in this Section 10.5, the Indemnitee may participate in such defense with the Indemnitee’s own counsel who shall be retained, at the Indemnitee’s sole cost and expense; provided, however, that neither the Indemnitee nor the Indemnitor shall consent to the entry of any judgment or enter into any settlement with respect to the Claim without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. If the Indemnitee withholds consent in respect of a judgment or settlement involving only the payment of money by the Indemnitor and which would not involve any stipulation or admission of liability or result in the Indemnitee becoming subject to injunctive relief or other relief, the Indemnitor shall have the right, upon written notice to the Indemnitee within five days after receipt of the Indemnitee’s written denial of consent, to pay to the Indemnitee, or to a trust for its or the applicable third party’s benefit, such amount established by such judgment or settlement in addition to all interest, costs or other charges relating thereto, together with all attorneys’ fees and expenses incurred to such date for which the Indemnitor is obligated under this Agreement, if any, at which time the Indemnitor’s rights and obligations with respect to such Claim shall cease.
          (e) The Indemnitor shall not be liable for any settlement or other disposition of a Claim by the Indemnitee which is reached without the written consent of the Indemnitor.
ARTICLE 11.
CONFIDENTIALITY
11.1 Confidentiality.
          The parties agree that, for the term of this Agreement and for seven years thereafter (other than for trade secrets, for which the confidentiality obligations set forth herein shall last as long as trade secret law shall allow), all non-public, proprietary or “confidential” disclosures, know-how, data, and technical, financial and other information of any nature whatsoever (collectively, “Confidential Information”), disclosed or submitted, either orally or in writing (including, without limitation, by electronic means) or through observation, by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) hereunder, including, without limitation, the terms of this Agreement, shall be received and maintained by the Receiving Party in strict confidence, shall not be used for any purpose other than the purposes expressly contemplated by this Agreement, and shall not be disclosed to any third party (including, without limitation, in connection with any publications, presentations or other disclosures). Notwithstanding the foregoing, (a) either party may disclose on a need-to-know basis the existence of this Agreement and the terms hereof to any bona fide potential acquirers, corporate partners, investors or financial advisors; (b) the Client may disclose that Patheon is a supplier to the Client with respect to the Product; (c) Patheon may disclose the fact that the Client is a client of Patheon but shall not disclose any other information relating to any product for which Patheon provides services to the Client. The Receiving Party will promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Disclosing Party’s Confidential Information. Confidential Information belongs to and shall remain the property of the Disclosing Party.
11.2 Exceptions.
          The provisions of Section 11.1 shall not apply to any information of the Disclosing Party which can be shown by competent evidence by the Receiving Party:
          (a) to have been known to or in the possession of the Receiving Party prior to the date of its actual receipt from the Disclosing Party as evidenced by the Receiving Party’s written records;
          (b) to be or to have become readily available to the public other than through any act or omission of any party in breach of any confidentiality obligations owed to the Disclosing Party;
          (c) to have been disclosed to the Receiving Party, other than under an obligation of confidentiality, by a third party which had no obligation to the Disclosing Party not to disclose such information to others; or
          (d) to have been subsequently independently developed by the Receiving Party without use of or reference or access to the Disclosing Party’s Confidential Information as evidenced by the Receiving Party’s written records.
11.3 Authorized Disclosure.
          The Receiving Party may disclose the Disclosing Party’s Confidential Information hereunder solely to the extent (a) approved by the Disclosing Party; or (b) the Receiving Party is legally required to disclose such Confidential Information; provided, however, that prior to any such required disclosure, the Receiving Party will, except where impracticable, give reasonable advance written notice to the Disclosing Party of such disclosure (so that the Disclosing Party may seek a protective order and or other appropriate remedy or waive compliance with the confidentiality provisions of this Article 11) and will use good faith efforts to secure confidential treatment of such Confidential Information required to be disclosed. In the event that a party makes a disclosure of Confidential Information deemed necessary under applicable federal or state securities laws or any rule or regulation of a nationally recognized securities exchange, the party shall use good faith efforts to obtain confidential treatment for the disclosure to the extent available. The party making such a disclosure shall provide the other party with reasonable advance written notice of its intent to make such a disclosure and shall provide the other party the opportunity to comment on any confidential treatment requested prior to the submission.

11.4 Return of Confidential Information.
          The Receiving Party shall keep the Disclosing Party’s Confidential Information in appropriately secure locations. Upon the expiration or termination of this Agreement or at any time upon the Disclosing Party’s request, the Receiving Party shall destroy or return to the Disclosing Party, at the Disclosing Party’s written request, all Confidential Information belonging to the Disclosing Party possessed by the Receiving Party, or its officers, directors, employees, agents and consultants; provided, however, that a Receiving Party may retain one (1) copy of the Disclosing Party’s Confidential Information in an appropriately secure location, which by Applicable Laws it must retain, for so long as such Applicable Laws require such retention but thereafter shall dispose of such retained Confidential Information in accordance with Applicable Laws or this Section 11.4.
11.5 Equitable Relief.
          The Receiving Party agrees that, due to the unique nature of the Confidential Information, the unauthorized disclosure or use of the Confidential Information of the Disclosing Party may cause irreparable harm and significant injury to the Disclosing Party, the extent of which may be difficult to ascertain and for which there may be no adequate remedy at law. Accordingly, the Receiving Party agrees that the Disclosing Party, in addition to any other available remedies, shall have the right to seek an immediate injunction and other equitable relief enjoining any breach or threatened breach of this Agreement. The Receiving Party shall notify the Disclosing Party in writing immediately upon the Receiving Party’s becoming aware of any such breach or threatened breach.
ARTICLE 12.
DISPUTE RESOLUTION
12.1 Commercial Disputes.
          In the event of any dispute arising out of or in connection with this Agreement (other than a dispute determined in accordance with Section 6.1(b) or a Technical Dispute), the parties shall first try to solve it amicably. In this regard, any party may send a notice of dispute to the other, and each party shall appoint, within 10 Business Days from receipt of such notice of dispute, a single representative having full power and authority to solve the dispute. The representatives so designated shall meet as necessary in order to solve such dispute. If these representatives fail to solve the matter within one month from their appointment, or if a party fails to appoint a representative within the 10 Business Day period set forth above, such dispute shall immediately be referred to the Chief Operating Officer or Executive Vice President, Operations (or such other officer of comparable or greater authority as they may designate) of each party who will meet and discuss as necessary in order to try to solve the dispute amicably.

Should the parties fail to reach a resolution under this Section 12.1, their dispute will be referred to a court of competent jurisdiction in accordance with Section 13.16.
12.2 Technical Dispute Resolution.
          In the event of a dispute (other than disputes in relation to the matters set out in Sections 6.1(b) and 12.1) between the parties that is exclusively related to technical aspects of the manufacturing, packaging, labeling, quality control testing, handling, storage or other activities under this Agreement (a “Technical Dispute”), the parties shall make all reasonable efforts to resolve the dispute by amicable negotiations. In this regard, senior representatives of each party shall, as soon as practicable and in any event no later than 10 Business Days after a written request from either party to the other, meet in good faith to resolve any Technical Dispute. If, despite such meeting, the parties are unable to resolve a Technical Dispute within a reasonable time, and in any event within 30 Business Days of such written request, the Technical Dispute shall, at the request of either party, be referred for determination to an expert in accordance with the provisions of Schedule G. In the event that the parties cannot agree whether a dispute is a Technical Dispute, Section 12.1 shall prevail. For greater certainty, the parties agree that the release of the Products for sale or distribution pursuant to the applicable marketing approval for such Products shall not by itself indicate compliance by Patheon with its obligations in respect of the Manufacturing Services and further that nothing in this Agreement (including Schedule G) shall remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.
ARTICLE 13.
MISCELLANEOUS
13.1 Inventions.
          (a) For the term of this Agreement, Client hereby grants to Patheon a non-exclusive, royalty-free, non-transferable, non-sublicensable license of Client’s Intellectual Property that relates to the Product solely to perform the Manufacturing Services.
          (b) All Inventions and other Intellectual Property generated or derived by Patheon in the course of performing the Manufacturing Services, to the extent it is specific to the development, manufacture, use and sale of the Client’s Products that is the subject of the Manufacturing Services (including, but not limited to, any new use, new formulation or any change in the method of producing, testing or storing any Product), shall be the exclusive property of Client. Patheon shall execute such instruments as shall be required to evidence or effectuate the Client’s ownership of any such Inventions or other Intellectual Property, and shall cooperate upon reasonable request in the prosecution of patents and other Intellectual Property rights related thereto.

          (c) All Intellectual Property generated or derived by Patheon in the course of performing the Manufacturing Services which are not specific, or dependent upon, Client’s Product and which have general application to manufacturing processes or formulation development of drug products or drug delivery systems shall be the exclusive property of Patheon (the “Broader Intellectual Property Rights”). Patheon hereby grants to Client, a worldwide, perpetual, irrevocable, non-exclusive, paid-up, royalty-free, transferable and sublicensable license of Patheon’s Broader Intellectual Property Rights to manufacture and have manufactured the Products and to use, import, export, offer to sell, and sell the same, with full right to sublicense to any third party in connection with the manufacture, sale or distribution of the Product.
          (d) Each party shall be solely responsible for the costs of filing, prosecution and maintenance of patents and patent applications on its own Inventions.
          (e) Either party shall give the other party written notice, as promptly as practicable, of all Inventions which can reasonably be deemed to constitute improvements or other modifications of the Products or the processes for developing or manufacturing the Products owned or otherwise controlled by such party in respect of the Products.
13.2 Intellectual Property.
          Subject to Section 13.1, all Intellectual Property of the Client shall be owned by the Client and all Intellectual Property of Patheon shall be owned by Patheon. The Client and Patheon hereby acknowledge that neither party has, nor shall it acquire, any interest in any of the other party’s Intellectual Property unless otherwise expressly agreed to in writing. Each party agrees not to use any Intellectual Property of the other party, except as specifically authorized by the other party or as required for the performance of its obligations under this Agreement.
13.3 Insurance.
          Each party shall maintain commercial general liability insurance, including blanket contractual liability insurance covering the obligations of that party under this Agreement through the term of this Agreement and for a period of three years thereafter, which insurance, at the time of FDA approval for the Product, shall afford limits of not less than (i) $[***] for each occurrence for personal injury or property damage liability; and (ii) $[***] in the aggregate per annum with respect to product and completed operations liability. If requested each party will provide the other with a certificate of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date and the limits of liability. The insurance certificate shall further provide for a minimum of 30 days’ written notice to the insured of a cancellation of, or material change in, the insurance. If a party is unable to maintain the insurance policies required under this Agreement through no fault on the part of such party, then such party shall forthwith notify the other party in writing

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and the parties shall in good faith negotiate appropriate amendments to the insurance provision of this Agreement in order to provide adequate assurances.
13.4 Independent Contractors.
          The parties are independent contractors and this Agreement shall not be construed to create between Patheon and the Client any other relationship such as, by way of example only, that of employer-employee, principal agent, joint-venturer, co-partners or any similar relationship, the existence of which is expressly denied by the parties hereto, and nothing in this Agreement shall be construed to give either party the power or authority to act for, bind, or commit the other party.
13.5 Trademarks.
          The Client and Patheon hereby acknowledge that neither party has, nor shall it acquire, any interest in any of the other party’s trademarks or trade names unless otherwise expressly agreed to in writing. Each party agrees not to use any trademark or trade name of the other party, except as specifically authorized by the other party or as required for the performance of its obligations under this Agreement.
13.6 No Waiver.
          Either party’s failure to require the other party to comply with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. No waiver shall be effective unless made in writing and signed by the waiving party.
13.7 Assignment.
          (a) Patheon may not assign this Agreement or any of its rights or obligations hereunder except with the written consent of the Client, such consent not to be unreasonably withheld; provided, however, that Patheon may arrange for subcontractors to perform specific testing services arising under this Agreement without the consent of the Client; provided, further, that Patheon shall provide advance notice of the name and function of any such subcontractor and shall ensure such subcontractor’s adherence to the terms of this Agreement, including, but not limited to, the obligations of confidentiality set forth in Article 11.
          (b) The Client may assign this Agreement or any of its rights or obligations hereunder[***] without approval from Patheon; provided, however, that the Client shall give prior written notice of any assignment to Patheon, any assignee shall covenant in writing with Patheon to be bound by the terms of this Agreement and the Client shall remain liable hereunder. [***].

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (c) Notwithstanding the foregoing provisions of this Section 13.7, either party may assign this Agreement to any of its Affiliates or to a successor to, purchaser or licensee of all or substantially all of its business, provided that such assignee agrees in writing to be bound hereunder. For purposes of the foregoing, the phrase “all or substantially all of its business” shall mean, with respect to the Client, the business of the Client relating to the Product and not necessarily any other products to which the Client may have rights.
13.8 Force Majeure.
          Neither party shall be liable for the failure to perform its obligations under this Agreement if such failure is occasioned by a cause or contingency beyond such party’s reasonable control, including, but not limited to, the following if such cause or contingency beyond such party’s reasonable control: strikes or other labor disturbances, lockouts, riots, quarantines, communicable disease outbreaks, wars, acts of terrorism, fires, floods, storms, interruption of or delay in transportation, defective equipment, lack of or inability to obtain fuel, power or components, or compliance with any order or regulation of any Authority acting within color of right (a “Force Majeure Event”). A party claiming a right to excused performance under this Section 13.8 shall immediately notify the other party in writing of the extent of its inability to perform, which notice shall specify the occurrence beyond its reasonable control that prevents such performance. Notwithstanding the foregoing, if a Force Majeure Event prevents a party’s performance under this Agreement for an aggregate of 120 days, the other party may terminate this Agreement upon written notice to the non-performing party.
13.9 Additional Product.
          Additional products may be added to this Agreement and such additional products shall be governed by the general conditions hereof with any special terms (including, without limitation, price) governed by an addendum signed by each of the parties hereto.
13.10 Notices.
          Any notice, approval, instruction or other written communication required or permitted hereunder shall be sufficient if made or given to the other party by personal delivery, by telecopier or facsimile communication or by sending the same by first class mail, postage prepaid to the mailing address, or telecopier or facsimile number set forth below:
If to the Client:
Somaxon Pharmaceuticals, Inc.
12750 High Bluff Drive, Suite 310

San Diego, CA 92130
Attention: President and Chief Executive Officer
Telecopier No.: 858-509-1589
with a copy to:
Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, CA 92130
Attention: Scott N. Wolfe / Cheston J. Larson
Telecopier No.: 858-523-5450
If to Patheon:
Patheon Inc.
7070 Mississauga Road, Suite 350
Mississauga, Ontario L5N 7J8
Canada
Attention: President, Patheon USA
Telecopier No.: 905.812.6705
with a copy to:
Patheon Pharmaceuticals Inc.
2110 East Galbraith Road
Cincinnati, Ohio 45237
Attention: Director of Legal Services
Telecopier No.: 513-948-6927
or to such other addresses or telecopier or facsimile numbers provided to the other party in accordance with the terms of this Section 13.10. Notices or written communications made or given by personal delivery or by telecopier or facsimile shall be deemed to have been sufficiently made or given when sent (receipt acknowledged), or if mailed, five days after being deposited in the United States or Canadian mail, postage prepaid or upon receipt, whichever is sooner.
13.11 Severability.
          If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

13.12 Entire Agreement.
          This Agreement, together with the Quality Agreement constitutes the full, complete, final and integrated agreement between the parties hereto relating to the subject matter hereof and supersedes all previous written or oral negotiations, commitments, agreements, transactions or understandings with respect to the subject matter hereof. Any modification, amendment or supplement to this Agreement must be in writing and signed by authorized representatives of both parties. In case of conflict, the prevailing order of documents shall be this Agreement and the Quality Agreement.
13.13 Other Terms.
          The parties agree that no terms, provisions or conditions of any purchase order or other business form or written authorization used by the Client or Patheon will have any effect on the rights, duties or obligations of the parties under or otherwise modify this Agreement, regardless of any failure of the Client or Patheon to object to such terms, provisions, or conditions unless such document specifically refers to this Agreement and is signed by both parties.
13.14 No Third Party Benefit or Right.
          For greater certainty, nothing in this Agreement shall confer or be construed as conferring on any third party any benefit or the right to enforce any express or implied term of this Agreement.
13.15 Execution in Counterparts.
          This Agreement may be executed in two counterparts, by original or facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
13.16 Governing Law.
          This Agreement shall be construed and enforced under the laws of the State of New York, without regard to the United Nations Convention on Contracts for the International Sale of Goods and without giving effect to any choice of laws rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York, to the rights and duties of the parties.
[Remainder of Page Left Blank Intentionally]

          IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Agreement as of the date first written above.

PATHEON PHARMACEUTICALS INC.

by	/s/ Bradley J. Mitchell

•	Treasurer

by	Bradley J. Mitchell

SOMAXON PHARMACEUTICALS, INC.

by	/s/ Kenneth M. Cohen

•	President & CEO

by	Kenneth M. Cohen

•

SCHEDULE A
PRODUCTS
Doxepin 1, 3, and 6 mg tablets supplied in [***] as shown in Schedule C.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE B
PROCEDURE FOR SHIPMENT AND
ACCEPTANCE OF PRODUCT SPECIFICATIONS
Prior to the commencement of commercial manufacturing of Product under this Agreement the Client shall provide Patheon with originally executed copies of the FDA approved Specifications. If the Specifications provided are subsequently amended, then the Client shall provide Patheon with revised and originally executed copies of such revised Specifications. Upon acceptance of the revised Specifications, Patheon shall provide the Client with a signed and dated receipt evidencing such acceptance of the revised Specifications by Patheon.

SCHEDULE C
MINIMUM RUN QUANTITY, ANNUAL VOLUME AND FEES

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SCHEDULE D
STABILITY TESTING
Patheon shall conduct stability studies on the finished Products according to the Specifications therefor, as required by the FDA or foreign Agencies as advised by the Client or as requested by the Client, and in any case on:
•	at least the first [***] of finished Product from the Manufacturing Site after the Commencement Date;

•	at least [***] of finished Product [***] per calendar Year thereafter; or

•	The cost of such stability studies shall be as follows or as may otherwise be agreed to between the parties in writing:
$[***] per stability time point (multiple samples may tested if they are due at the same time)
Patheon shall provide to the Client a report of all results and data obtained from such stability studies periodically as may be specified in the stability protocol for the Product and/or the Quality Agreement.
Patheon and the Client shall agree in writing on any further stability testing to be performed by Patheon in connection with the Products. Such agreement shall specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by the Client in connection with such additional testing.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE E
ACTIVE MATERIALS & ACTIVE MATERIALS REIMBURSEMENT VALUE

Active Materials
Active Material	Supplier	Reimbursement Value
Doxepin HCI	[***]●	$[***] per kg. up to a
maximum amount of
$[***] per annum

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE F
BATCH NUMBERING AND EXPIRATION DATES
Each batch of Product manufactured by Patheon will bear a unique packaging lot number using the Patheon batch numbering system. This number will appear on the Product label and on the batch documentation.
Patheon will calculate the expiration date for each batch of Product by adding the expiration period, supplied by the Client to the date of manufacture of each batch. The expiration date will appear on the Product label.

SCHEDULE G
TECHNICAL DISPUTE RESOLUTION
          Technical Disputes which cannot be resolved by negotiation as provided in Section 12.2 shall be resolved in the following matter:
1. Appointment of Expert. Within 10 Business Days after a party requests pursuant to Section 12.2 that an expert be appointed to resolve a Technical Dispute, the parties shall jointly appoint a mutually acceptable expert with experience and expertise in the subject matter of the dispute. If the parties are unable to so agree within such 10 Business Day period, or in the event of disclosure of a conflict by an expert pursuant to paragraph 2 hereof which results in the parties not confirming the appointment of such expert, then an expert (willing to act in that capacity hereunder) shall be appointed by an experienced arbitrator on the roster of the [American Arbitration Association].
2. Conflicts of Interest. Any person appointed as an expert shall be entitled to act and continue to act as such notwithstanding that at the time of his appointment or at any time before he gives his determination, he has or may have some interest or duty which conflicts or may conflict with his appointment provided that before accepting such appointment (or as soon as practicable after he becomes aware of the conflict or potential conflict) he fully discloses any such interest or duty and the parties shall after such disclosure have confirmed his appointment.
3. Procedure. Where an expert is appointed:
          (a) Timing. The expert shall be so appointed on condition that (i) he promptly fixes a reasonable time and place for receiving representations, submissions or information from the parties and that he issues such authorizations to the parties and any relevant third party for the proper conduct of his determination and any hearing and (ii) he renders his decision (with full reasons) within 15 Business Days (or such other date as the parties and the expert may agree) after receipt of all information requested by him pursuant to paragraph 3(b) hereof.
          (b) Disclosure of Evidence. The parties undertake one to the other to provide to any expert all such evidence and information within their respective possession or control as the expert may reasonably consider necessary for determining the matter before him which they shall disclose promptly and in any event within five Business Days of a written request from the relevant expert to do so.
          (c) Advisors. Each party may appoint such counsel, consultants and advisors as it feels appropriate to assist the expert in his determination and so as to present their respective cases so that at all times the parties shall co-operate and seek to narrow and limit the issues to be determined.
          (d) Appointment of New Expert. If within the time specified in paragraph 3(a) above the expert shall not have rendered a decision in accordance with his appointment, a new expert may (at the request of either party) be appointed and the appointment of the existing expert shall thereupon cease for the purposes of determining the matter at issue between the parties save that if the existing expert renders his decision with full reasons prior to the appointment of the new expert, then such a decision shall have effect and the proposed appointment of the new expert shall be withdrawn.
          (e) Final and Binding. The determination of the expert shall, save in the event of fraud or manifest error, be final and binding upon the parties.
          (f) Costs. Each party shall bear its own costs in connection with any matter referred to an expert hereunder and, in the absence of express provision in the Agreement to the contrary, the costs and expenses of the expert shall be borne by the losing party.
For greater certainty, the parties agree that the release of the Products for sale or distribution pursuant to the applicable marketing approval for such Products shall not by itself indicate compliance by Patheon with its obligations in respect of the Manufacturing Services and further that nothing in this Agreement (including this Schedule G) shall remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

Quality Agreement: February 1, 2006
SCHEDULE H

QUALITY AGREEMENT
THIS AGREEMENT made as of the 1st day of February 2006
BETWEEN:
SOMAXON PHARMACEUTICALS, INC.
a corporation existing under the laws of the State of Delaware,
(the “Client”)
- and-
PATHEON PHARMACEUTICALS INC.,
a corporation existing under the laws of the State of Delaware,
Specific sites covered by this Agreement:
Patheon Pharmaceuticals Inc., 2110 East Galbraith Drive, Cincinnati, OH 45237-1625
(“Patheon”)
BACKGROUND: Patheon and the Client entered into a manufacturing services agreement dated February 1, 2006 (the “MSA”) under which Patheon agreed to provide pharmaceutical manufacturing services involving the Products described in Schedule A hereto. Under the MSA Client must provide certain information to Patheon for Patheon to perform the services (the “Specifications”) and Patheon must operate within the Specifications. The parties want to allocate responsibility for procedures and specifications that impact the identity, strength, quality, and purity of the Products.
AGREEMENT: In consideration of the rights conferred and the obligations assumed under the MSA and herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties agree to be legally bound as follows:

Quality Agreement: February 1, 2006
ARTICLE 1
RESPONSIBILITIES
1.1	Patheon is responsible for all the operations that are marked with “X” in the column titled “Patheon” and the Client is responsible for all the operations that are marked with “X” in the column titled “Client”. If marked with “(X)”, the designated party will cooperate.
(a)	General

		Client	Patheon
1.	Provide Specifications.	X	(X)

2.	Manufacture and package Product(s) according to the Specifications.		X

3.	Permit GMP audits of all relevant premises, procedures and documentation by Client, and permit inspection by regulatory authorities.		X

4.	Will not subcontract any of the work to a third party without prior written consent of Client.		X

5.	Provide copies of Annual Product Review reports when requested by Client.		X

6.	Provide copies of information and correspondence necessary to support the Annual Report when requested by Client.		X

7.	Notify and obtain written approval from the Client before initiating any proposed changes to the process, materials, testing, equipment or premises that may affect the Product(s). Client approval will not be unreasonably withheld.	(X)	X

8.	Notify the Client within one business day of receipt of any FDA Form 483’s, warning letters or the like from regulatory agencies relating to: (i) the Product(s); (ii) the supply of Product(s) or (iii) the facilities used to produce, test or package the Product(s). Client will review and approve in writing responses that relate directly to the Product(s) before submitting to the regulatory agency. Patheon	(X)	X

Quality Agreement: February 1, 2006

		Client	Patheon
reserves the right to respond to such regulatory agencies without approval, if, in the reasonable opinion of Patheon’s counsel, it is required to do so.

9.	Notify the Client within one business day of any regulatory authority requests for samples, batch documentation, or other information related to the Product(s).		X

10.	Conduct operations in compliance with applicable federal, state and local environmental, occupational health and safety laws, and cGMP regulations.		X

11.	Investigate all medical and non-medical product complaints related to the manufacturing of the Product(s).	X	(X)

12.	Investigate all manufacturing Product complaints provided by Client.	(X)	X

13.	Notify other party within one business day of receipt of information meeting NDA Field Alert criteria as defined in 21 CFR 314.81(b)(l).	X	X

14.	Initiate NDA Field Alert reports.	X

15.	Initiate and manage Product recalls.	X	(X)

16.	Timely liaise with Regulatory Authorities for approval, maintenance and updating of marketing approval.	X
(b)	Validation and Process Testing Activities

		Client	Patheon
1.	Establish applicable master validation plans and maintain a validation program for the Product(s).	X	X

2.	Qualify (IQ/OQ) facilities, utilities, laboratory equipment and process equipment.		X

Quality Agreement: February 1, 2006

		Client	Patheon
3.	Calibrate instrumentation and qualify computer systems used in the manufacture and testing of the Product(s).		X

4.	Prepare all validation protocols and reports, for manufacturing, and packaging operations.	(X)	X

5.	Review and approve master validation plan, and validation protocols and reports for manufacturing and packaging of the Product(s).	X	X

6.	Maintain appropriate equipment cleaning procedures and cleaning validation program.		X

7.	Provide toxicological information to be used in the development of a cleaning program.	X

8.	Validate analytical test methods for finished Product(s).		X
(c)	Raw Materials

		Client	Patheon
1.	Provide the master formula including Bill of Materials.	X	(X)

2.	Provide approved supplier list. Client to audit and approve API suppliers and ensure cGMP compliance where Client stipulates the supplier. Client stipulated suppliers will be included on Client’s approved supplier list (attached hereto as Schedule D).	X

3.	Client to qualify and approve product specific excipient suppliers and ensure cGMP compliance. Client stipulated suppliers will be included on Client’s approved supplier list (attached hereto as Schedule D).	X

4.	Patheon to qualify and approve excipient suppliers and ensure cGMP compliance where Patheon stipulates the suppliers. Patheon stipulated suppliers will be included on the Patheon approved supplier list (Schedule C).		X

5.	Provide API specifications.	X

Quality Agreement: February 1, 2006

		Client	Patheon
6.	Procure API (including Certificates of Analysis).		X

7.	Validate non-Compendial testing methods for API.	(X)	X

8.	Analyze and release API.		X

9.	Retain reference sample of API for one year past the expiration date of the last batch of Product(s) manufactured with that material in the Product(s) or such longer period required by law.		X

10.	Procure inactive ingredients (including Certificates of Analysis).		X

11.	Provide test methods and method validation for inactive ingredients (if non-Compendial).	X	(X)

12.	Analyze and release inactive ingredients.		X

13.	Retain reference samples of inactive ingredients for 3 years or such longer period as required by law.		X

14.	Maintain records and evidence on the testing of raw materials for five years after the materials were last used in the manufacture of the Product(s).		X

15.	At Client’s request, confirm that all bovine, caprine, or ovine derived raw materials purchased by Patheon for the manufacture of Product(s) have a BSE/TSE certificate of compliance from the raw material vendor.		X
(d)	Bulk Manufacture

		Client	Patheon
1.	Create, control, issue and execute master batch record.		X

2.	Approve master batch record.	X	X

3.	Document, investigate and resolve deviations from approved manufacturing instructions or specifications.	(X)	X

Quality Agreement: February 1, 2006
(e)	Packaging

		Client	Patheon
1.	Provide specifications for packaging components.	X	(X)

2.	Review and approve labelling proofs.	X

3.	Provide artwork and labelling text (blister, carton, leaflet, label etc.) specifications.	X	(X)

4.	Create, control, issue and execute master packaging record.		X

5.	Approve master packaging record.	X	X

6.	Qualify and approve packaging component suppliers. Client to qualify and approve packaging component suppliers and ensure cGMP compliance where Client stipulates the supplier. Client stipulated suppliers will be included on its approved supplier list (attached hereto as Schedule D).	X	(X)

7.	Patheon to qualify and approve packaging component suppliers and ensure cGMP compliance where Patheon stipulates the supplier. Patheon stipulated suppliers will be included on its approved supplier list (Schedule C).		X

8.	Provide test methods for packaging components.	(X)	X

9.	Procure packaging components.		X

10.	Analyze and release packaging components.		X

11.	Maintain records and evidence on the testing of packaging/labelling materials for five years after the materials were last used in the packaging/labelling of the Product(s).		X

12.	Document, investigate and resolve any deviation from approved packaging instructions or specifications.		X

Quality Agreement: February 1, 2006
(f)	Testing & Release of Finished Product

		Client	Patheon
1.	Provide finished product specifications.	X

2.	Supply / develop analytical test methods for finished product.	X	(X)

3.	Test finished product.		X

4.	Maintain all batch records for a minimum of one year past Product(s) expiry date and supply copies of all such records to the Client upon request.		X

5.	Notify Client QA of Out-Of-Specification results within one business day of confirmation.		X

6.	Retain reference samples of finished product for one year past expiration date.		X

7.	Retain reserve sample of finished product as required by 21 CFR 211.170(b)(1).		X

8.	Release finished product to Client and provide C of A.		X
(g)	Stability Testing (if required)

		Client	Patheon
1.	Provide stability testing protocol for finished Product(s).	(X)	X

2.	Store stability samples.		X

3.	Develop and validate stability indicating assay.		X

4.	Perform stability testing.		X

5.	Notify the Client of any confirmed stability failure for Product(s) supplied to the Client within one business day.		X

Quality Agreement: February 1, 2006
ARTICLE 2
COMPLIANCE BETWEEN PRODUCT REGISTRATION AND THE
MANUFACTURING PROCESS
2.1	Technical Changes
(a)	In accordance with Patheon Standard Operating Procedures, Patheon will communicate all proposed process changes to the Client for prior review and written approval; the Client’s approval will not be unreasonably withheld. The Client will determine whether to initiate registration variation procedures and will maintain adequate control over the quality commitments of the marketing authorization for Product(s).

(b)	After validation of a process change and at Client’s request, Patheon will deliver a copy of the validation report and the associated stability data, if applicable, to the Client.
2.2	Labelling / Packaging Material Changes

The Client may initiate changes and will review and approve any changes proposed by Patheon to labelling or primary packaging, including a change in the supplier of any labelling or primary packaging materials, before any such change occurs.

2.3	Other Changes

Patheon will communicate any proposed changes in storage or shipping to the Client for prior review and written approval; the Client’s approval will not be unreasonably withheld. Patheon will also inform the Client of any planned changes in facilities or equipment directly related to the Product(s).

2.4	Regulatory Approvals

The Client will obtain and/or maintain all regulatory approvals for the Products and the Specifications, including, without limitation, all marketing and post-marketing approvals.

2.5	Field Alerts and Recalls

The Client will notify Patheon before filing any NDA Field Alert or initiating a Recall related to the Product(s). Patheon and the Client will work together to assure the accuracy of any NDA Field Alert or Recall related to the Product(s). The Client will have final authority to initiate a Product Recall or an NDA Field Alert.

Quality Agreement: February 1, 2006
ARTICLE 3
BATCH RELEASE
3.1	Batch review and release to the Client will be the responsibility of Patheon who shall act in accordance with Patheon’s standard operating procedures. The Client will have sole responsibility for release of the Product(s) to the market.

3.2	For each batch released by Patheon for shipment to the Client, Patheon will deliver to the Client a certificate of analysis (C of A)/certificate of compliance (C of C), which will include a statement that the batch has been manufactured in accordance with cGMPs and the Specifications.

3.3	Patheon will notify the Client in the event of (i) any major deviation during manufacture which affects the quality or efficacy of the Product(s) or (ii) a confirmed out of specification (OOS) result. Patheon will provide a copy of the deviation investigation and/or OOS investigation report upon request.
ARTICLE 4
BATCH DOCUMENTATION
4.1	Patheon will retain originals of all batch documentation for one year past the expiry date of the Product(s), or longer if required by law, after which Patheon shall provide written notice to the Client and offer the Client the opportunity to take possession of such documents. If the Client does not elect to take possession within 45 days of Patheon’s notice, Patheon may destroy such documents.

4.2	At the request of the Client, Patheon will provide a copy of any of the executed batch documents relating to Product(s) to the Client within two Business Days.
ARTICLE 5
STABILITY
5.1	Patheon will perform such stability testing as described in a stability protocol developed by Patheon and agreed to in writing by the Client.

5.2	If a confirmed result indicates that a Product(s) failed to remain within stability specifications, Patheon will notify the Client within one Business Day.
5.3	Patheon will provide stability data to the Client on an ongoing basis as agreed to by both parties.

Quality Agreement: February 1, 2006
5.4	If the MSA is terminated, Patheon will continue to provide the Client with stability data supporting the acceptability of the Product(s) until the Product(s) distributed by the Client reaches the end of its shelf life or such other date as may be required by applicable law.
ARTICLE 6
VALIDATION
6.1	With assistance from Patheon, Client will ensure that analytical methods and manufacturing and packaging procedures for the Product(s) are validated.

6.2	Patheon is responsible for executing the approved validation protocols.
ARTICLE 7
GENERAL
7.1	Any communications required under this Agreement will be directed to the person(s) identified in Schedule B.

7.2	Capitalized terms not otherwise defined herein will have the meaning specified in the MSA.

7.3	If any the terms of this Quality Agreement and the terms of the MSA conflict, the terms of the MSA will govern.

7.4	Any modification, amendment or supplement to this Quality Agreement must be in writing and signed by authorized representatives of Patheon and the Client.

Quality Agreement: February 1, 2006

SOMAXON PHARMACEUTICALS, INC.		PATHEON PHARMACEUTICALS INC.

Name:	Doranne Frano	Name:	Jack Domet

Signature :	/s/ Doranne Frano	Signature:	/s/ Jack Domet

Title:	Sr. Director, Regulatory &	Title:	Director, Quality Operations
Quality Assurance

Date:	Feb 1, 2006	Date:	2/2/2006

Quality Agreement: February 1, 2006
SCHEDULE A

PRODUCT(S)

Product(s)	Dosage Form	Dosage (Strength)

Doxepin	[***]	[***] mg

Doxepin	[***]	[***] mg

Doxepin	[***]	[***] mg

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Agreement: February 1, 2006
SCHEDULE B
QUALITY CONTACTS

[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]
[***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patheon Cincinnati Quality Agreement: Last Revision January 17, 2006
SCHEDULE C
PATHEON APPROVED SUPPLIER LIST

Excipient		Supplier
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patheon Cincinnati Quality Agreement: Last Revision January 17, 2006
SCHEDULE D
CLIENT APPROVED SUPPLIER LIST
Doxepin HC1 [***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patheon Cincinnati Quality Agreement: Last Revision January 17, 2006
Abbreviations and Definitions

API	Active Pharmaceutical Ingredient

BSE	Bovine Spongiform Encephalopathy

C of A	Certificate of Analysis

C of C	Certificate of Compliance

CFR	Code of Federal Regulations

CGMP/GMP	Current Good Manufacturing Practice as described in 21 CFR 210 and 211.

FDA	Food & Drug Administration

IQ	Installation Qualification

MSA	Manufacturing Services Agreement

NDA	New Drug Application

OOS	Out of Specification

OQ	Operational Qualification

Primary Packaging Materials	A component that is or maybe in direct contact with the dosage form

TSE	Transmissible Spongiform Encephalopathy

SCHEDULE I
PRODUCT BILL OF MATERIALS
Product Name: DOXEPIN [***] MG TABLETS — [***]
Product Code: [***]
Theoretical Batch Size: [***]
Formula:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.